-------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                   _________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): April 1, 2005

                            _______________________

                       NATIONAL FINANCIAL PARTNERS CORP.
             (Exact name of registrant as specified in its charter)
                            _______________________


          Delaware                      001-31781                 13-4029115
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


787 Seventh Avenue, 11th Floor, New York, New York                   10019
     (Address of principal executive offices)                     (Zip Code)


                                 (212) 301-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-------------------------------------------------------------------------------

Item 3.02       Unregistered Sales of Equity Securities.

         On April 1, 2005, National Financial Partners Corp. (the "Company" or "NFP") issued a press release announcing the Company has completed the previously announced purchase of Highland Capital Holding Corporation ("Highland"), a life insurance brokerage company. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

         The Company paid the acquisition consideration to the former holders of Highland debt, preferred stock, options and common stock. Additionally, in connection with the acquisition of Highland, the Company acquired four businesses formerly owned directly by certain principals of Highland. In connection with these acquisitions, the Company issued 357,034 shares of NFP common stock with a value of approximately $14.3 million.

         The issuances of common stock described above were made in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder, for transactions by an issuer not involving a public offering. We did not offer or sell the securities by any form of general solicitation or general advertising, informed each purchaser that the securities had not been registered under the Securities Act and were subject to restrictions on transfer, and made offers only to "accredited investors" within the meaning of Rule 501 of Regulation D and a limited number of sophisticated investors, each of whom we believed had the knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the securities and had access to the kind of information registration would provide.


Item 9.01       Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit
Number             Description
------             -----------
99.1               Press Release dated April 1, 2005

-------------------------------------------------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         National Financial Partners Corp.
         Date: April 6, 2005

By:       /s/ Mark C. Biderman
         ----------------------------------
Name:    Mark C. Biderman
Title:   Executive Vice President and Chief Financial Officer